UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
____________________________________________________________________
AMENDMENT NO.1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 15, 2018
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Boyd Gaming Corporation (“Boyd”) filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2018 (the “Initial Form 8-K”). The Initial Form 8-K reported under Item 2.01 that the Company had completed the acquisition (the “Acquisition”) of Ameristar Casino Kansas City, LLC (“Ameristar Kansas City”), the owner and operator of Ameristar Casino Hotel Kansas City; Ameristar Casino St. Charles, LLC (“Ameristar St. Charles”), the owner and operator of Ameristar Casino Resort Spa St. Charles; and Belterra Resort Indiana LLC (“Belterra Resort”), the owner and operator of Belterra Casino Resort located in Florence, Indiana, on October 15, 2018. Ameristar Kansas City, Ameristar St. Charles, Belterra Resort and PNK (Ohio) LLC (“Belterra Park”), the owner and operator of Belterra Park, located in Cincinnati, Ohio, are collectively referred to as the “Acquired Companies”.
The Acquisition was completed pursuant to Membership Interest Purchase Agreement (the “Purchase Agreement”) entered into on December 17, 2017, by and among Boyd, Boyd TCIV, LLC, a wholly owned subsidiary of Boyd (“Boyd Sub”), Penn National Gaming, Inc. (“Penn”), and, solely following the execution and delivery of a joinder to the Purchase Agreement, Pinnacle Entertainment, Inc. (“Pinnacle Entertainment”) and its wholly owned subsidiary, Pinnacle MLS, LLC, as amended as of January 29, 2018 (“Amendment No. 1”) and October 15, 2018 (“Amendment No. 2”).
Concurrently with the Acquisition, Boyd (Ohio) PropCo, LLC, a wholly owned subsidiary of Boyd Sub (“Boyd PropCo”), acquired the real estate associated with Belterra Park in Cincinnati, Ohio (the “Belterra Park Real Property Sale”) utilizing mortgage financing from a subsidiary of Gaming and Leisure Properties, Inc. (“GLPI”), pursuant to an agreement, dated December 17, 2017, by and between Penn, Gold Merger Sub, LLC, a wholly owned subsidiary of GLPI (“Gold Merger Sub”), Belterra Park, and Pinnacle Entertainment (the “Belterra Park Purchase Agreement”), and a Novation and Amendment Agreement, dated October 15, 2018, by and among Penn, Gold Merger Sub, Boyd PropCo, Belterra Park and Pinnacle Entertainment (the “Novation Agreement”). Pursuant to the Novation Agreement, Gold Merger Sub, the original purchaser under the Belterra Park Purchase Agreement, assigned, transferred and conveyed to Boyd PropCo and Boyd PropCo accepted Gold Merger Sub’s rights, title and interest in the Belterra Park Purchase Agreement.
The descriptions of the Purchase Agreement, Amendment No. 1, Amendment No. 2, the Belterra Park Purchase Agreement and the Novation Agreement found in this Form 8-K/A are not intended to be complete and are qualified in their entirety by reference to the Purchase Agreement, Amendment No. 1, Amendment No. 2, the Belterra Park Purchase Agreement and the Novation Agreement which were filed as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3, Exhibit 2.4 and Exhibit 2.5, respectively, to the Initial Form 8-K.
This Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the Initial Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited combined balance sheet of the Acquired Companies as of December 31, 2017, the audited combined statements of operations, changes in members' equity, and cash flows for the year ended December 31, 2017, and the notes thereto, are attached to this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.
Additionally, the unaudited condensed combined balance sheet of the Acquired Companies as of September 30, 2018, the unaudited condensed combined statements of operations for the three and nine months ended September 30, 2018, the unaudited condensed combined statement of cash flows for the nine months ended September 30, 2018, the unaudited condensed combined statement of changes in members' equity for the nine months ended September 30, 2018, and the notes thereto, are attached to this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information.
An unaudited pro forma condensed combined balance sheet as of September 30, 2018, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and the nine months ended September 30, 2018, and the notes thereto, reflecting the Acquisition, are attached to this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, as independent registered public accounting firm for the Acquired Companies.

99.1
The Acquired Companies audited combined balance sheet as of December 31, 2017, audited statements of operations, changes in members' equity and cash flows for the year ended December 31, 2017, and the notes thereto.

99.2
The Acquired Companies unaudited condensed combined balance sheet as of September 30, 2018, unaudited condensed combined statements of operation for the three and nine months ended September 30, 2018, unaudited condensed combined state of cash flows for the nine months ended September 30, 2018, unaudited condensed combined statement of changes in members' equity, and the notes thereto.

99.3
Unaudited pro forma condensed combined balance sheet as of September 30, 2018, unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 and the nine months ended September 30, 2018 and the notes thereto, reflecting Boyd's acquisition of the Acquired Companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2018	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer